UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 9, 2013

Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On April 15, 2013, Moody National REIT I, Inc. (the “Company”) filed a Form 8-K reporting the Company’s acquisition of an interest in a hotel property located in Germantown, Tennessee, a suburb of Memphis (the “Hyatt Place Hotel”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on April 15, 2013 to provide the required financial information related to the Company’s acquisition of an interest in the Hyatt Place Hotel.

(a) Financial Statements of Business Acquired

SHG HP Germantown, LLC

(b) Pro Forma Financial Information

Moody National REIT I, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Financial Information	F-12

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2013	F-13

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2013	F-14

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012	F-15

Unaudited Notes to Pro Forma Consolidated Financial Information	F-16

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

Independent Auditors’ Report

To the Members
SHG HP Germantown, LLC
Germantown, TN

We have audited the accompanying financial statements of SHG HP Germantown LLC, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, owners’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SHG HP Germantown, LLC as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Frazier & Deeter, LLC
Atlanta, Georgia
June 25, 2013

SHG HP GERMANTOWN, LLC
BALANCE SHEETS
AT MARCH 31, 2013 (UNAUDITED) AND DECEMBER 31, 2012 AND 2011

	March 31, 2013	December 31, 2012	December 31, 2011
	(unaudited)

ASSETS
Investments in hotel property, net	$8,954,944	$9,027,551	$9,324,581
Cash and cash equivalents	186,805	420,166	154,027
Restricted cash	193,000	115,000	237,286
Guest receivables, net	27,815	44,019	42,059
Prepaid expenses	48,188	120,165	98,095
Deferred costs, net	32,405	42,856	84,660

TOTAL ASSETS	$9,443,157	$9,769,757	$9,940,708

LIABILITIES AND OWNERS’ DEFICIT

LIABILITIES
Accounts payable and accrued expenses	$458,007	$579,343	$408,876
Note payable	9,666,983	9,666,983	9,666,983
Total liabilities	10,124,990	10,246,326	10,075,859

OWNERS’ DEFICIT	(681,833)	(476,569)	(135,151)

TOTAL LIABILITIES AND OWNERS’ DEFICIT	$9,443,157	$9,769,757	$9,940,708

See accompanying notes to financial statements.

SHG HP GERMANTOWN, LLC
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

	March 31, 2013	March 31, 2012	December 31, 2012	December 31, 2011
	(unaudited)	(unaudited)

REVENUE
Room revenue	$738,879	$707,784	$3,183,774	$2,870,159
Other hotel revenue	48,351	49,394	173,338	200,064
Total hotel revenue	787,230	757,178	3,357,112	3,070,223

EXPENSES
Salaries and wages	156,662	148,078	632,687	635,216
Room	63,695	47,345	241,207	297,754
Food and beverage	38,473	36,076	170,826	146,829
Other operating expenses	21,955	7,249	25,611	35,942
Franchise fees	36,944	35,350	159,149	110,114
Administrative and general	91,505	142,666	415,257	425,799
Advertising	12,930	12,372	55,702	50,527
Management fee	31,490	30,287	134,271	122,782
Repair and maintenance	43,282	13,278	72,411	60,451
Utilities	32,981	34,784	135,510	144,574
Taxes, insurance, and rentals	128,382	100,596	389,370	377,511
Depreciation	75,036	153,437	324,856	447,261
Loss on impairment of long-lived assets	-	—	—	3,070,267
Total expenses	733,335	761,518	2,756,857	5,925,027

OPERATING INCOME (LOSS)	53,895	(4,340)	600,255	(2,854,804)

OTHER INCOME AND (EXPENSES)
Interest income	—	—	—	584
Gain on extinguishment of debt	—	—	—	2,908,437
Interest expense	(257,195)	(252,125)	(1,008,502)	(808,565)
Total other income (expenses)	(257,195)	(252,125)	(1,008,502)	2,100,456

NET LOSS	$(203,300)	$(256,465)	$(408,247)	$(754,348)

See accompanying notes to financial statements.

SHG HP GERMANTOWN, LLC
STATEMENTS OF OWNERS' EQUITY (DEFICIT)
FOR THE THREE MONTHS ENDED MARCH 31, 2013 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2012 AND 2011

BALANCE, January 1, 2011	$1,514,347

Capital contributions	242,726
Capital distributions	(1,137,876)
Net loss	(754,348)

BALANCE, December 31, 2011	(135,151)

Capital contributions	66,829
Net loss	(408,247)

BALANCE, December 31, 2012	(476,569)

Capital distributions (unaudited)	(1,964)
Net loss (unaudited)	(203,300)

BALANCE, March 31, 2013 (unaudited)	$(681,833)

See accompanying notes to financial statements.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

	March 31, 2013	March 31, 2012	December 31, 2012	December 31, 2011
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(203,300)	$(256,465)	$(408,247)	$(754,348)
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Depreciation	75,036	153,437	324,856	447,261
Amortization of deferred loan costs	10,451	10,451	41,804	42,303
Loss on impairment of long-lived assets	—	—	—	3,070,267
Gain on extinguishment of debt	—	—	—	(2,908,437)
Changes in assets and liabilities:
Guest receivables, net	16,204	23,079	(1,960)	8,588
Prepaid expenses	71,977	98,095	(22,070)	(34,346)
Accounts payable and accrued expenses	(121,336)	(133,480)	170,467	95,009
Net cash provided by (used in) operating activities	(150,968)	(104,883)	104,850	(33,703)

CASH FLOWS FROM INVESTING ACTIVITIES
Change in restricted cash	(78,000)	165,000	122,286	726,221
Investment in hotel property	(2,429)	(19,290)	(27,826)	(45,331)
Net cash provided by (used in) investing activities	(80,429)	145,710	94,460	680,890

CASH FLOWS FROM FINANCING ACTIVITIES
Deferred loan costs	—	—	—	(116,338)
Capital contributions	—	—	66,829	242,726
Capital distributions	(1,964)	(3,893)	—	(1,137,876)
Net cash provided by (used in) financing activities	(1,964)	(3,893)	66,829	(1,011,488)

NET CHANGES IN CASH AND CASH EQUIVALENTS	(233,361)	36,934	266,139	(364,301)

CASH AND CASH EQUIVALENTS, beginning of period	420,166	154,027	154,027	518,328

CASH AND CASH EQUIVALENTS, end of period	$186,805	$190,961	$420,166	$154,027

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
Cash paid during the period for interest	$150,000	$120,000	$763,907	$928,092

See accompanying notes to financial statements.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

1.  ORGANIZATION AND BASIS OF PRESENTATION

The Hyatt Place Hotel (the “Hyatt Place Hotel”), is a 127-guestroom hotel property located in Germantown, Tennessee, a suburb of Memphis, Tennessee.  The Hyatt Place Hotel was owned by SHG HP Germantown, LLC, a Florida limited liability company (the “Owner”).  As used herein, unless specifically stated otherwise, the term “Hyatt Place Hotel” shall be deemed to mean the financial position and results of operations of the Hyatt Place Hotel based upon the books and records of the Owner.

These financial statements of the Hyatt Place Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets.  Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost.  Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings and improvements                                                      15 – 39 years
Furniture and fixtures                                                                   5 years

Depreciation expense for the three months ended March 31, 2013 and 2012 was $75,036 and $153,437, respectively, and for the years ended December 31, 2012 and 2011, was $324,856, and $447,261, respectively.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amounts may not be recoverable. If such an event occurs in which the carrying amount of long-lived assets may not be recoverable, a comparison is made of the aggregate amount of current and projected operating cash flows into the foreseeable future on an undiscounted basis to the carrying amount. The carrying amount is adjusted, if necessary, to the estimated fair value to reflect impairment in the value of the asset. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker or appraisal estimates in accordance with the fair value measurements policy.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

For real estate, the Hyatt Place Hotel monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, the Hyatt Place Hotel assesses potential impairment by comparing estimated future undiscounted operating cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted operating cash flows, the Hyatt Place Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale.  There were no such impairment losses for the three months ended March 31, 2013 and 2012 and the year ended December 31, 2012.  See Note 3 for impairment loss for the year ended December 31, 2011.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

The Hyatt Place Hotel has classified as restricted cash certain cash and cash equivalents that are not available for use in its operations.  In accordance with certain agreements with a lender (see Note 5), the Owner has an obligation to deposit monies in escrow accounts for the payment of insurance, property taxes and capital expenditures.

Revenue Recognition

Hotel revenues, including room, food, beverage, and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Hyatt Place Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Hyatt Place Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables, net

Guest receivables include hotel guests and corporate accounts.  The Hyatt Place Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Receivables are considered past due based on the due date determined by contractual terms.  Balances that remain outstanding after the Hyatt Place Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable.

Guest receivables are reported net of the allowance for doubtful accounts.  The Hyatt Place Hotel’s estimate of the allowance is based on historical collection experience and a review of other accounts receivable.   There was no allowance for doubtful accounts as of March 31, 2013 and December 31, 2012 and 2011.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

Deferred Costs, net

Deferred costs consist of loan fees and other costs of financing that are amortized using a method that approximates the effective interest method over the term of the related financing agreement.

Owners’ Equity

Owners’ equity includes capital contributions provided by the members of the Owner offset by costs of the offering of the Owner. Distributions are reflected when paid or declared, if applicable.

Income Taxes

The Owner is organized as a limited liability company (“LLC”).  Each member of the Owner owns its respective share of the LLC. A Return of Partnership Income is filed by the Owner which reports each member’s share of taxable income and deductions. As an LLC, the Owner is not a tax paying entity under the existing provisions of the Internal Revenue Code of 1986, as amended.  Income and losses of the Hyatt Place Hotel flow through to the members of the Owner. Accordingly, no provision has been made for federal and state income taxes in the accompanying financial statements.

The Owner has reviewed tax positions under GAAP guidance that clarifies the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the financial statements if it is more likely than not that the tax position will be sustained upon examination. The Owner has no material uncertain tax positions as of March 31, 2013.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred.  Advertising expense was $12,930 and $12,372 for the three months ended March 31, 2013 and 2012 and was $55,702 and $50,527 for the years ended December 31, 2012 and 2011, respectively.

 Fair Value of Financial Assets and Liabilities

The Hyatt Place Hotel measures and discloses certain financial assets and liabilities at fair value. GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance describes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

For disclosure purposes, assets and liabilities are classified in their entirety in the fair value hierarchy level based on the lowest level of input that is significant to the overall fair value measurement. The Hyatt Place Hotel’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy.

Hyatt Place Hotel utilizes the active market approach to measure fair value for its financial assets and liabilities.

3.  INVESTMENT IN THE HOTEL

Investment in the Hyatt Place Hotel consists of the following:

	March 31, 2013	December 31, 2012	December 31, 2011
	(unaudited)
Land	$1,270,000	$1,270,000	$1,270,000
Building and improvements	8,097,383	8,097,383	8,097,383
Furniture and fixtures	285,147	280,757	252,931
Investment in hotel property, gross	9,652,530	9,648,140	9,620,314
Less accumulated depreciation	(697,586)	(620,589)	(295,733)
Investment in hotel property, net	$8,954,944	$9,027,551	$9,324,581

During the year ended December 31, 2011, the Owner entered into an agreement with a bank to extinguish the Owner’s loan with the bank at less than initial loan value which resulted in a gain from extinguishment of debt.  See note 5 for further discussion.  In connection with the settlement of this loan, the Owner determined, in accordance with its accounting policy for impairment of long-lived assets, that an impairment indicator was present in the year ended December 31, 2011 regarding the valuation of its investment in hotel property.  The Owner compared the estimated future undiscounted operating cash flows expected to be generated over the life of the hotel property and from its eventual disposition to the then net book value of the hotel property and determined that an impairment charge was indicated.  After comparing the estimated fair value of the hotel property to its then net book value, the Owner recorded an impairment charge of $3,070,267 to its results of operations for the year ended December 31, 2011.

4.  DEFERRED COSTS

Deferred financing costs amortized and recorded as interest expense in the accompanying statements of operations was approximately $10,451 and $10,451 for the three months ended March 31, 2013 and 2012 and was approximately $41,804 and $42,303 for the years ended December 31, 2012 and 2011, respectively.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

Deferred financing costs for the periods covered are as follows:

	March 31, 2013	December 31, 2012	December 31, 2011
	(unaudited)
Deferred loan costs	$116,015	$116,015	$116,015
Less accumulated amortization	(83,610)	(73,159)	(31,355)
Deferred costs, net	$32,405	$42,856	$84,660

Deferred financing costs are expected to be fully amortized in the year ended December 31, 2013.

5.  NOTE PAYABLE

On February 19, 2008, the Owner entered into a loan in the amount of $12,750,000 with a bank to construct the Hyatt Place Hotel (the “Loan”). The construction phase of the Loan matured on February 15, 2010 and bore interest at a variable rate based on LIBOR, but no less than 5.61% per year.  Interest was due monthly with principal to be converted to a term loan at the end of the construction phase (the “Term Phase”).  The Term Phase of the Loan had a maturity date of February 19, 2013 and bore interest at the bank’s prime rate plus 3%.  Principal was due on a monthly basis on an assumed interest rate of 7% and a 25-year term.

On March 22, 2011, the Owner borrowed $9,666,983 (the “New Loan”) from HP Hospitality Funding, LLC, a related party, which enabled the Owner to satisfy the Loan at a discounted payoff that resulted in a gain from extinguishment of debt of $2,908,437, which is included in the statements of operations in other income and expenses for the year ended December 31, 2011.  In addition, a reduction of accrued interest of $161,830 was included in interest expense in the statements of operations in other income and expenses for the year ended December 31, 2011.

The principal balance of the New Loan owed at March 31, 2013 and December 31, 2012 and 2011 was $9,666,983.  The New Loan requires monthly payments of interest only of $80,558, bearing an interest rate of 10.00%, until its maturity date on March 22, 2014, when the entire principal amount is due.  The New Loan was secured by the Hyatt Place Hotel and its related assets.  (See Note 9).

6.  MANAGEMENT FEES

The Hyatt Place Hotel is managed and operated by Mississippi Management, Inc. d/b/a MMI Hotel Group (the “Manager”) pursuant to a management agreement (“Management Agreement”). Pursuant to the terms of the Management Agreement, the Manager is responsible for the day-to-day operations of the Hyatt Place Hotel in accordance with the hotel business plan.  The Management Agreement is effective as of February 9, 2007 and may be terminated by the Manager or Owner under certain specified conditions.

The Management Agreement includes a basic management fee equal to 4% of gross revenues.  These fees amounted to $31,490 and $30,287 for the three months ended March 31, 2013 and 2012 and to $134,271 and $122,782 for the years ended December 31, 2012 and 2011, respectively.  If the Management Agreement is terminated prior to its expiration, certain fees may be assessed in accordance with the terms.  See Note 9.

SHG HP GERMANTOWN, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2012 AND 2011

7.  COMMITMENTS AND CONTINGENCIES

The Hyatt Place Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Hyatt Place Hotel believes that the final outcome of known matters will not have a material adverse effect on the  financial position, results of operations, or cash flows of the Hyatt Place Hotel.

8.      SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Hyatt Place Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Hyatt Place Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits.  The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

9.      SUBSEQUENT EVENTS

On April 9, 2013, Moody National REIT I, Inc. (the “Moody REIT”) acquired the Hyatt Place Hotel from the Owner through Moody National HP G-Town Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”).   Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership.  The aggregate purchase price paid by Moody Holding for the Hyatt Place Hotel was $11,300,000, plus closing costs. Moody REIT funded the purchase price of the Hyatt Place Hotel with proceeds from Moody REIT's ongoing public offering and the proceeds of a mortgage loan of approximately $7,800,000 secured by the Hyatt Place Hotel. The New Loan (see Note 5) was retired by the Owner, who released its security interest in the Hyatt Place Hotel.

In connection with the acquisition of the Hyatt Place Hotel by Moody Holding, the Management Agreement was terminated.  The effect of this termination was not material.

The Hyatt Place Hotel evaluated subsequent events through June 25, 2013, for inclusion in the financial statements.

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On April 9, 2013, Moody National REIT I, Inc. (the “Company”) acquired the Hyatt Place Hotel, a 127-guestroom hotel property located in Germantown, Tennessee (the “Hyatt Place Hotel”) through Moody National HP G-Town Holding, LLC, the Company’s indirect wholly owned subsidiary (“Moody Holding”).  The Company owns a 100% interest in Moody Holding through the Company’s operating partnership.  The aggregate purchase price paid by Moody Holding for the Hyatt Place Hotel was $11,300,000, plus closing costs.  The Company financed the purchase price of the Hyatt Place Hotel with proceeds from the Company's ongoing public offering and the proceeds of a mortgage loan of approximately $7,800,000 secured by the Hyatt Place Hotel.

The following unaudited pro forma consolidated balance sheet as of March 31, 2013 is presented as if the Company acquired the Hyatt Place Hotel on March 31, 2013.  The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 are presented as if the Company had acquired the Hyatt Place Hotel on January 1, 2012.  This unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2013 and the Company’s annual report on Form 10-K for the year ended December 31, 2012. This pro forma information is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Company’s acquisition of the Hyatt Place Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2013

	March 31, 2013	Pro Forma	Pro Forma
	(a)	Adjustments (b)	March 31, 2013

ASSETS
Investment in hotel properties, net	$11,829,713	$11,300,000	$23,129,713
Cash and cash equivalents	5,991,796	(3,560,000)	2,491,796
Restricted cash	1,475,761	—	1,475,761
Accounts receivable, net of allowance of $4,000	57,566	—	57,566
Mortgage note receivable	12,417,439	—	12,417,439
Prepaid expenses and other assets	785,346	—	785,346
Deferred costs, net of accumulated amortization of $29,348	179,435	60,000	179,435
Total Assets	$32,737,056	$7,800,000	$40,537,056

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$17,791,404	$7,800,000	$25,591,404
Accounts payable and accrued expenses	309,683	—	309,683
Dividends payable	109,828	—	109,828
Total Liabilities	18,210,915	7,800,000	26,010,915

Special partnership Units - 100 Special units of the Operating Partnership	1,000	—	1,000

Equity:
Stockholders’ equity:
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 1,837,966 issued and outstanding at March 31, 2013	18,380	—	18,380
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid-in capital	15,169,881	—	15,169,881
Accumulated deficit	(1,137,652)	—	(1,137,652)
Total stockholders’ equity	14,050,609	—	14,050,609
Noncontrolling interest- 100 common units of the Operating Partnership	872	—	872
Noncontrolling interest in consolidated joint venture	473,660	—	473,660
Total Equity	14,525,141	—	14,525,141

TOTAL LIABILITIES AND EQUITY	$32,737,056	$7,800,000	$40,537,056

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013

	Three Months Ended March 31, 2013 As Reported (a)	Historical Statement Of Operations (b)	Pro Forma Adjustments		Pro Forma Three Months Ended March 31, 2013

Revenue
Room revenue	$889,230	$738,879	$—		$1,628,109
Other hotel revenue	19,745	48,351	—		68,096
Total hotel revenue	908,975	787,230	—		1,696,205
Interest income from note receivable	160,152		—		160,152
Total revenue	1,069,127	787,230	—		1,856,357

Expenses
Hotel operating expenses	500,127	529,917	—		1,030,044
Property taxes, insurance and other	53,300	128,382	—		181,682
Depreciation and amortization	114,025	75,036	51,669	(c)	240,730
Property acquisition	31,534	—	—		31,534
Corporate general and administrative	38,045	—	—		38,045
Total expenses	737,031	733,335	51,669		1,522,035

Operating Income	332.096	53,895	(51,669)		334,322

Interest expense and amortization of deferred loan costs	192,789	257,195	(172,413	) (d)	277,571

Income (loss) before income tax expense	139,307	(203,300)	120,744		56,751
Income tax expense	21,000	—	—		21,000
Net Income (Loss)	118,307	(203,300)	120,744		35,751
Income attributable to noncontrolling interest from consolidated joint ventures	(19,286)	—	—		(19,286)

Income attributable to noncontrolling interest in common operating partnership units	(9)	—	—		(9)
Net income (loss) attributable to common shareholders	$99,012	$(203,300)	$120,744		$16,456

Net income per common share, basic and diluted					$0.01
Weighted average shares outstanding					1,480,100

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Year Ended December 31, 2012 As Reported (a)	Historical Statement Of Operations (b)	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2012

Revenue
Room revenue	$424,678	$3,183,774	$—		$3,608,452
Other hotel revenue	11,974	173,338			185,312
Total hotel revenue	436,652	3,357,112	—		3,793,764
Interest income from note receivable	658,268	—			658,268
Total revenue	1,094,920	3,357,112	—		4,452,032
Expenses
Hotel operating expenses	274,322	2,042,631	—		2,316,953
Property taxes, insurance and other	29,615	389,370	—		418,985
Depreciation and amortization	58,650	324,856	373,965	(c)	757,471
Property acquisition	365,720	—	—		365,720
Corporate general and administrative	138,479	—	—		138,479
Total expenses	866,786	2,756,857	373,965		3,997,608

Operating Income	228,134	600,255	(373,965)		454,424

Interest expense and amortization of deferred loan costs	413,954	1,008,502	(668,444	) (d)	754,012
Loss from continuing operations	(185,820)	(408,247)	294,479		(299,588)
Discontinued operations:
Operating loss from discontinued operations	(329,353)	—	—		(329,353)
Gain on disposition of hotel property	1,510,786	—	—		1,510,786
Income tax expense	(1,500)	—	—		(1,500)
Total income from discontinued operations	1,179,933	—	—		1,179,933
Net Income (Loss)	994,113	(408,247)	294,479		880,345
Income attributable to noncontrolling interest from consolidated joint ventures	(373,806)	—	—		(373,806)

Income attributable to noncontrolling interest in common operating partnership units	(79)	—	—		(79)
Net income (loss) attributable to common shareholders	$620,228	$(408,247)	$294,479		$506,460

Net income per common share, basic and diluted					$0.53
Weighted average shares outstanding					950,374

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects the Company’s historical unaudited balance sheet as of March 31, 2013 as filed with the Securities and Exchange Commission on May 15, 2013.

b.
Reflects the acquisition of a 100% interest in the Hyatt Place Hotel on April 9, 2013 for approximately $11,300,000. The acquisition was funded with proceeds from the Company’s ongoing public offering and approximately $7,800,000 of debt financing secured by the Hyatt Place Hotel.

Depreciation and amortization are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$1,800,000	—
Buildings and improvements	8,300,000	39 years
Furniture, fixtures, and equipment	1,200,000	5 years
	$11,300,000

Other assets and liabilities were not acquired.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2013

a.	Reflects the Company’s unaudited historical operations for the three months ended March 31, 2013 as filed with the Securities and Exchange Commission on May 15, 2013.

b.	Reflects historical operations of the Hyatt Place Hotel for the three months ended March 31, 2013.

c.
Reflects the removal of historical depreciation and amortization expense of $75,036 and recognition of pro forma depreciation and amortization expense of $126,705. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using an accelerated method over the useful life of 5 years.  Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 10 years.

d.	Reflects the removal of historical interest expense of $257,195 and the recognition of pro forma interest expense of $84,782.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012

a.
Reflects the Company’s historical operations for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 29, 2013.  The figures have been reclassified for this statement to reflect discontinued operations.

b.	Reflects historical operations of the Hyatt Place Hotel for the year ended December 31, 2012.

c.
Reflects the removal of historical depreciation and amortization expense of $324,856 and recognition of pro forma depreciation and amortization expense of $698,821.  Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using an accelerated method over the useful life of 5 years.   Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 10 years.

d.	Reflects the removal of historical interest expense of $1,008,502 and the recognition of pro forma interest expense of $340,058.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOODY NATIONAL REIT I, INC

Date: June 25, 2013	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President